Grindr

INVESTOR DAY 2024

Legal Disclosure

This presentation and the accompanying oral presentation have been prepared by Grindr Inc. ("Grindr," and together with its subsidiaries, the "Company") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Nothing set forth in this presentation should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result. While the Company is not aware of any misstatements regarding any information in this presentation, neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. Certain information contained in this presentation is based on information released by third party sources. The Company has not independently verified such information. In addition, the Company does not undertake any obligation to update any information or forward-looking statement, or to update the reasons why actual results could differ materially from those anticipated herein, even if new information becomes available in the future. This presentation does not purport to contain all the information or factors that may be required to make a full analysis of the Company. Viewers of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation may contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and results of peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk.

Forward-Looking Statements

This presentation contains "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 regarding Grindr's current views with respect to our industry, operations and future business plans, expectations, and performance. These forward-looking statements can generally be identified by the use of forward-looking terminology, such as "anticipates," "approximately," "believes," "continues," "could," "estimates," "expects," "intends," "may," "outlook," "plans," "potential," "predicts," "seeks," "should," "upcoming," "will" or the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements include statements regarding our strategic priorities; product roadmap; new plans, products, and features; AI-first features; our long term vision and our annual revenue and adjusted EBITDA guidance for 2024 through 2027. These forward-looking statements, including guidance related to annual revenue growth and adjusted EBITDA margin, are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from our expectations discussed in the forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) our ability to retain existing users and add new users; (ii) the impact of the regulatory environment and complexities with compliance related to such environment, including maintaining compliance with privacy, data protection, and user safety laws and regulations; (iii) our ability to address privacy concerns and protect systems and infrastructure from cyber-attacks and prevent unauthorized data access; (iv) our success in retaining or recruiting our directors, officers, key employees, or other key personnel, and our success in managing any changes in such roles; (v) our ability to respond to general economic conditions; (vi) competition in the dating and social networking products and services industry; (vii) our ability to adapt to changes in technology and user preferences in a timely and cost-effective manner; (viii) our ability to successfully adopt generative AI processes and algorithms into our daily operations, including by deploying generative AI and machine learning into our products and services; (ix) our dependence on the integrity of third-party systems and infrastructure; and (x) our ability to protect our intellectual property rights from unauthorized use by third parties; (xi) whether the concentration of our stock ownership and voting power limits our stockholders' ability to influence corporate matters; and (xi) the effects macroeconomic and geopolitical events on our business, such as health epidemics, pandemics, natural disasters and wars or other regional conflicts. The foregoing list of factors is not exhaustive. Further information on these and additional risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this presentation are included in the section titled "Risk Factors" included under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on forward-looking statements, and Grindr assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

Grindr uses Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP measures, to understand and evaluate our core operating performance. This presentation also includes a discussion of free cash flow and free cash flow conversion, which are non-GAAP measures. These non-GAAP financial measures, which may differ from similarly titled measures used by other companies, are presented to enhance investors' overall understanding of Grindr's financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Adjusted EBITDA adjusts for the impact of items that Grindr does not consider indicative of the operational performance of its business. Grindr defines Adjusted EBITDA as net income (loss) excluding income tax provision; interest expense, net; depreciation and amortization; stock-based compensation expense; transaction-related costs; gain (loss) in fair value of warrant liability; and severance expense, litigation-related costs, and other items, in each case that are unrelated to Grindr's core ongoing business operations. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. We define free cash flow as net cash provided by (used in) operating activities less capital expenditures. Free cash flow conversion is calculated by dividing free cash flow by Adjusted EBITDA. Grindr's management uses this measure internally to evaluate the performance of our business, and this measure is one of the primary metrics by which our internal budgets are based and by which management is compensated. Grindr excludes the above items as some are non-cash in nature, and others may not be representative of normal operating results. Adjusted EBITDA adjusts for the impact of items that Grindr do not consider indicative of the operational performance of our business. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. While Grindr believes that Adjusted EBITDA and Adjusted EBITDA Margin are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared and presented in accordance with GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the Appendix to this presentation. We are not able to estimate net income (loss), net income (loss) margin, or net cash provided by (used in) operating activities on a forward-looking basis or reconcile the guidance provided for Adjusted EBITDA margin to net income (loss) margin, free cash flow to net cash provided by (used in) operating activities, or free cash flow conversion to operating cash flow conversion on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from Adjusted EBITDA margin, and the variability of the underlying charges could have a potentially unpredictable impact on our future GAAP financial results.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of the Company as well as other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement of sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Grindr will not assert, to the fullest extent under applicable law, its rights or the right of the owner or applicable licensor to these trademarks, service marks and trade names.

Agenda

Welcome
Tolu Adeofe, Head of Investor Relations

Grindr Vision and Strategy
George Arison, Chief Executive Officer

Productizing the Gayborhood
AJ Balance, Chief Product Officer

Brand Evolution & Community
Tristan Pineiro, SVP Brand Marketing & Communications

Break

Financial Overview
Vanna Krantz, Chief Financial Officer

Q&A and Closing Remarks

Lunch

Grindr Vision and Strategy



• George Arison
CEO

OUR MISSION

To build the global Gayborhood in your pocket and through our success, to make a world where the lives of our global community are free, equal and just.

Gayborhoods are defined communities of businesses


12
12
12
12
12
12
12
12
24
12
69
12
12





Local Discovery

Travel Experiences

Connection & Casual Dating

Relationships

Personal Wellness



Welcome to the global gayborhood in your pocket

What Makes Grindr Unique

Built by gay people, for gay people


9:41
Explore
Online
Age
Position
Connor
Looking
Gus
Travel

Open architecture enables the user to see and message everyone around them

Our biggest strength is our users

GAY MEN IN THE U.S.

52%

have a Bachelor's degree
(vs. 36% of all adults)

Source: American Sociological Review

GAY MEN IN THE U.S.

50%

more have an advanced degree
than straight men

Source: American Sociological Review

MEDIAN HOUSEHOLD INCOME


$128k
MALE/MALE COUPLES
$75k
TOTAL POPULATION

Source: Statista, US Census.gov









Our Engagement Is Extraordinary

NEARLY

1 hour

average time spent
on app

OVER

121B

chats sent in 2023





OVER

2.6B



albums shared in 2023

OVER

500M

locations sent in 2023

Our Brand Is Powerful


Grinder
LIKE FROM GRINDR?
Grindr
Here I am, back on Grindr.
MAN'S GRINDR GOES OFF ON EUROVISION
TikTok
CONAN

Our Future

Our Future


Engagement
Uber
Platform
Intent Tracking

Growth Levers

Growth Levers


Core Product
Advertising
International
Gayborhood Expansion

Gayborhood Expansion













Strong Culture And AI Will Help Us Unleash Our Full Potential

Culturally
Building a Performance-Driven Team

Technologically
Harnessing AI

STRONG CULTURE AND AI WILL HELP US UNLEASH OUR FULL POTENTIAL

Culturally
Building a Performance-Driven Team

Technologically
Harnessing AI

Our Users Are #1

We Cultivate Curiosity

We Think Big

We Chart Our Path + Expedite It

We Grow Through Iteration

Culturally
Building a Performance-Driven Team

Technologically
Harnessing AI

Task: Using a table that contains user location check-ins, write a SQL query to get the most popular locations within Boystown in Chicago.

```
Sure! Assuming you have a table called `user_checkins`
with columns `location_id`, `latitude`, `longitude`, and `checkin_time`, you
can use the following SQL query to get the most
popular locations within Boystown. This query counts the number of check-ins
for each location within the specified boundaries and orders them by
popularity.

SELECT
location_id,
COUNT(*) AS checkin_count
FROM
user_checkins
WHERE
latitude BETWEEN 41.9397 AND 41.9474
AND longitude BETWEEN -87.6481 AND -87.6449
GROUP BY
location_id
```

G4E

GRINDR FOR EQUALITY

G4E GRINDR FOR EQUALITY

Achieving Marriage Equality

User Education About Safety and Wellness

Increasing Access to Healthcare



OUR MISSION

To build the global Gayborhood in your pocket and through our success, to make a world where the lives of our global community are free, equal and just.

Productizing the Gayborhood



• AJ Balance
Chief Product Officer


9:41
The Castro
102 online San Francisco, CA 94114
Castro Theatre
Q Bar
Toad Hall
Midnight Sun
+53
245 online
41 tops
look at me
Kiki
Dating On
Very compatible
James 32
3 miles away
He/Him
Clean-Cut
Vers Top
Open Marriage
Cis Man
Right Now
Recent
3 mi
Hanging at the beach today. Anyone wanna play volleyball?
Boyfriend and I are having a couple friends over in Silver Lake
Post Right Now

Our Users And Their Needs



SEGMENTATION

Our Users And Their Needs

Proud Connectors
Dating App Spend: $$$
Casual Dating • Community • Travel
Age: 25-55

Discreet Connectors
Dating App Spend: $
Casual Dating • Exploration
Age: 40+

Casual Connectors
Dating App Spend: $$
Casual Dating • Travel
Age: 35-55

Social Users
Dating App Spend: $$$
Casual Dating • Community • Travel
Age: 18-35

Settling Down
Dating App Spend: $$
Casual Dating • Friends • Travel
Age: 35+

Romantics
Dating App Spend: $
Casual Dating
Age: 18-25

US USERS ONLY

CORE

GAYBORHOOD EXPANSION

New Products
Via Intent

AI / ML

Travel Experiences

Pricing & Packaging

Local Discovery

Internationalization

Personal Wellness


9:41
Joel 32
Online now
Vers Bottom · Chat, Dates, Frien
Hookups
Say something...
9:41
Explore
Online
Age
Connor
Looking
9:41
Inbox
Messages
Taps
Grindr
Boost and get n
Pinned
Joel
Hihi
Pinned
Jack
Yes, I feel so
Looking?
Henry
Location recei
Albert
Photo received
9:41
Search a city or zip code
Explore Here

PROFILE GRID INBOX EXPLORE

The Product

Our product consists of 4 main interfaces and our core functionality is simple for a modern application in 2024.


9:41
Explore
Online
Age
Position
Host
Xo
:)
Upgrade to see more
Upgrade
Sup?

Monetization

2 Monetization mechanisms

1 Inbound attention (views/taps)
1 Browsing (more profiles)

3 Monetization products

2 Subscription Tiers (XTRA, Unlimited)
1 Add-on (Boost)


9:41
Explore
Online
Age
Position
Connor
Looking
Gus
Travel

Monetization

Grindr	XTRA	∞
✓ View 99 Profiles	✓ View 600 Profiles	✓ View Unlimited Profiles
✓ Ads	✓ No Ads	✓ No Ads
	✓ 10 additional features	✓ All XTRA features
		✓ 7 exclusive features

FREE 93% — **PAID 7%**

Privacy Forward

User Choice

Data Minimization

Transparency


9:41
Explore
Online
Age
Position
Connor
Looking
Gus
Travel

The Roadmap



Foundation


9:41
Explore
Online
Age
Position
Photos
Connor
Looking
Gus
Travel



3 Core Components

- **New Products**
  Via Intent


9:41
Save & Join
Right Now
48 people looking now
See All
You
29 • Nightlife • Music • Tennis
Create with AI
Try It
Grindr AI will analyze your social posts and create rich profile content without you lifting a finger
Create With AI



3 Core Components

- **New Products**
  Via Intent
- **Pricing & Packaging**


9:41
Map
Online
Right Now
Age
Travel Pass
EAT PRAY SLAY
Unlimited Profiles
Global Chat
Chat Translate
1 Boost
Unlimited Profiles
Viewed Me
Expiring Photos
Incognito Mode
1 month
Save 66%
$39.99
1 week
$29.99
Continue



3 Core Components

- **New Products**
  Via Intent
- **Pricing & Packaging**
- **Internationalization**



4:58
5G
サインアップ
Grindr
メールアドレス
携帯番号
メールアドレス
パスワード
ログイン
パスワードをお忘れですか？
次で続行
Apple でサインイン
Google
Facebook
rindrがあなたのソーシャルチャンネルに何かを投稿することは決してありません



Leveraging AI And ML

Hey Matthew,
What's up?

How do I get more profile views?

Find people looking for dates

I'm traveling to Paris

Show my faves who like to dance

What is "pup play"?

Here are today's matches:


Frankie 22
Music, art, tennis
Vers Top
Absolutely loves dogs

Create a dating profile
Effortlessly build a profile based on your activity.

Get Dating Advice
Personalized dating advice tailored just for you.

I'm Feeling Lucky
Instant video chats with compatible matches

Talk to Wingman

TOP PICKS





Gayborhood Expansion

- Travel Experiences
- Local Discovery
- Health & Wellness



9:41
Explore Nearby
You are visiting
Paris, France
May 18 - Jun 4
What to do this weekend
Menergy
87
THE gay house party in Paris...
Paris 2mi
Today @ 17:00
BIZARRE Fest
244
Feat. Cocktail d'Amore's Lui...
Paris 1.4mi
Tomorrow @ 20:00
69
Paris 4mi
Sunday @ 2:00
See All
9:41
The Castro
102 online
San Francisco, CA 94114
Castro Theatre
41
Q Bar
+53
12
Toad Hall
8
18
Moby Dick

Our roadmap is like a portfolio



Some products are home runs, some are more incremental



The development process is highly iterative and rigorous


RESEARCH
VISION
DESIGN
BUILD
TEST
OBSERVE


CORE
New Products
Via Intent
AI / ML

Right Now



Right Now

Many use cases leads to friction for casual daters; people looking for casual connections encounter folks who are not.


CASUAL 90%
ROMANTIC 50%
SOCIAL 60%

> Trying to identify the people who really are looking to do something right now versus just people who are not, I feel like that's a bit of a gap.

GRINDR USER


9:41
Ready
When You Are
What you want, when you want it.
Enter Now

Right Now: A Dedicated Space

Right Off the Main Dance Floor

Aligning Intent

Help users who want to meet Right Now know where to go to find one another. Instead of colliding on the grid or the inbox, let them connect in a dedicated space.

A Layer Across the Core Experience

Intent is a mood—it changes with time of day and personal circumstances. Keep it accessible so it's easy to explore.


9:41
Grid
Map
:)
Right Now
48 people looking now
See All
Visiting
Sup?
48 Right Now Near You

CORE

Feed

Capture True Intent

Show Don't Tell

Reveal real-time intent with ephemeral content tailored to Right Now.

Connect Directly from a Post

Browse all of the people nearby looking for right now, and message them directly from their post.


9:41
Right Now
Recent
3 mi
0m ago
Hanging at the beach today. Anyone wanna play volleyball?
2m ago
Boyfriend and I are having a couple friends over in Silver Lake
Post Right Now


9:41
Grid
Map
Online
Right Now
Age
Positio
+5
Explore Nearby

Integrated Experience

Enhancing Existing Upsells: Grid and Map

True signal of intent is highly valuable and a strong motivation to subscribe.


Upgrade to Unlock

Integrated Experience

Enhancing Existing Upsells: Grid and Map

True signal of intent is highly valuable and a strong motivation to subscribe.


9:41
Grid
Map
Online
Right Now
Age
xx
J
Evan, in the mood? 31 others are too

AI to unlock intent

AI will enable us to more effectively productize intent

Most users are mutli-intent. AI will discern and personalize users' experiences around their intent.

Add Ons

Add Ons

Roam™
Make connections before travel

Boost+
More premium Boosting

Interest
Signaling strong interest

Insights
Insights about compatibility

Recommendations
Personalized recommended profiles

Add Ons

Roam™
Make connections before travel

Boost+
More premium Boosting

Interest
Signaling strong interest


9:41
Paris, France
LATIN QUARTER
Roam
Move your profile to a different location for 1 hour.
Location
Paris, France
Local Time
12:00PM
1 hour
Continue

Add Ons

CORE

Roam™
Make connections before travel

Boost+
More premium Boosting

Interest
Signaling strong interest

Insights
Insights about compatibility


9:41
Set a Display Name
Online
Incognito
Boost Me
Buy Unlimited for 24hrs
Only $9.99
Even Better Boost
Be seen by more people and access your full Viewed Me list. Learn More.
Boost
Boost+
Continue

Add Ons

CORE

Boost+
More premium Boosting

Interest
Signaling strong interest

Insights
Insights about compatibility

Recommendations
Personalized recommended profiles


9:41
hey wyd tonight? ;)

Add Ons

Interest
Signaling strong interest

Insights
Insights about compatibility

Recommendations
Personalized recommended profiles



9:41
Nate 33
2 miles away
INSIGHTS
Often
Responds
Rarely
Initiates
Tends to chat with...
Top
Vers Top
Versatile
Vers Bottom
Bottom
18
30
40
50
60+
STATS
6' 1"
180 lb
Average
Man
Versatile
Otter, Sober tribes
South Asian
Say something...

CORE

Add Ons

CORE

Insights
Insights about compatibility

Recommendations
Personalized recommended profiles


9:41
Top Picks
Profiles Curated Just for You
Refreshes in 23:59:59
Mark 26
Online 786 feet away
Versatile 6'1" 180 lb Toned
Say something...

Relationships

CORE



Relationships

CORE

Gay men partner later in life

Our users are already looking to date

Pain Point: Aligning Intent

AVG. AGE

38	30
GAY MEN	STRAIGHT MEN

Source: 2019 American Community Survey.

Relationships

A staggering number of users said that, in *addition to casual*, they are also looking for:

51% DATES

40% MONOGAMY

Gay men partner later in life

Our users are already looking to date

Pain Point: Aligning Intent

> I do have more success with meeting people through Grindr than I do other apps. If that's how I meet the person that I end up with then so be it. I'm open to however it happens.

GRINDR USER

Source: Internal Grindr Survey

Relationships

CORE

Gay men partner later in life

Our users are already looking to date

Pain point: aligning intent

"[On Grindr] it seems like people are not in a stage of life where they are looking for something long term."

GRINDR USER

Source: Internal Grindr Survey

AI/ML

CORE

AI/ML

CORE

Talk to Wingman...

Summarize Chats

Grab the essential details from my chats and pin them in a note

Improve My Profile

Effortlessly build a profile based on your activity.

I'm Feeling Lucky

Show me something I'll like



INSIGHTS
Often
Responds
Rarely
Initiates
Tends to chat with...
Top
Vers Top
Versatile
Vers Bottom
Bottom
18
30
40
50
60+
234
VIEWS
86
TAPS
35
CHATS



TOP PICKS
Profiles Curated Just for You
Matthew 26
Online
786 feet away
Versatile
6'1"
180 lb
Toned
Unlock Profile
1 Remaining

Core Roadmap - 8 Products


CORE
2024
2025
2026
2027
Right Now
Relationships
Add Ons[1]
Roam
Recommendations
Interest
Boost+
Insights
Wingman
TESTING
ITERATING
SCALE

1. Steady Development cadence; sequencing subject to change

Gayborhood Expansion

AI/ML

Travel Experiences

Local Discovery

Personal Wellness

Our approach to expansion

Upside opportunities: not included in our base revenue plan.

- Partnership approach
- Leveraging our distribution
- Prudent investment

Travel Experiences and Local Discovery



Travel Experiences and Local Discovery

27 % of WAU are travelling

> If I knew where the popular areas of a city were for Grindr users, I would start looking for hotels and accommodations ahead of time in those areas.

GRINDR USER

> We're doing a lot of the work on our own (chatting with other users to find local events) so it would be great if Grindr could make it easier.

GRINDR USER

Source: Internal Grindr Survey

The map becomes a foundation for Gayborhood expansion into travel.



9:41
Grid
Map
Online
Right Now
Age
Positio
+5
Explore Nearby

The map becomes a foundation for Gayborhood expansion into travel.



9:41
Grid
Map
Online
Right Now
Age
Positio
Explore Nearby

Roam

Travel Pass



9:41
Grid
Map
Online
Right Now
Age
Positio
Travel Pass
EAT PRAY SLAY
Unlimited Profiles
Global Chat
Chat Translate
1 Boost
Continue
Subscriptions auto-renew under identical terms unless cancelled at least 24 hours before the current period ends. You can manage or cancel auto-renewal

The map becomes a foundation for Gayborhood expansion into travel.


Explore Nearby


Roam
Travel Pass
Nightlife & Events


9:41
Explore Nearby
You are visiting
Paris, France
May 18 - Jun 4
What to do this weekend
Menergy
87
THE gay house party in Paris...
Paris 2mi
Today @ 17:00
BIZARRE Fest
244
Feat. Cocktail d'Amore's Lui...
Paris 1.4mi
Tomorrow @ 20:00
Foehn
69
Fœhn returns with a debut f...
Paris 4mi
Sunday @ 2:00
See All

The map becomes a foundation for Gayborhood expansion into travel.



Roam
Travel Pass
Nightlife & Events
Local Businesses
9:41
Grid
Map
Hotels
Right Now
Age
Hotel Cady
Petit Ermitage
+53
Le Franc WeHo
Sponsored
Feed
Explore Nearby

Personal Wellness



Personal Wellness

43 % of users have expressed needs for cosmetic personal wellness products

Source: Internal Grindr Survey.

In-app health information is a foundation for a richer set of personal wellness products and services, all with user consent


9:41
Testing Reminders
Off
After 3 months
After 6 months
Your next reminder will be displayed in your Grindr inbox on January 31, 2023
How Often Should I Be Getting Tested?
Free HIV Home Test

Gayborhood Expansion Roadmap

GAYBORHOOD EXPANSION


2024
2025
2026
2027
TESTING
ITERATING

CORE

GAYBORHOOD EXPANSION

Today

New Products
Via Intent

Pricing & Packaging

Internationalization

AI / ML

Travel Experiences

Local Discovery

Personal Wellness


Hey Matthew,
How can i help you with your personal wellness needs?
Talk to Wingman
9:41
Save & Join
You
29 • Nightlife • Music • Tennis
Edit
Create with AI
Try It
Grindr AI will analyze your social posts and create rich profile content without you lifting a finger
Create With AI
9:41
Right Now
Recent
3 mi
0m ago
Hanging at the beach today. Anyone wanna play volleyball?
2m ago
Boyfriend and I are having a couple friends over in Silver Lake
Post Right Now
9:41
Top Picks
Profiles Curated Just for You
Refreshes in 23:59:59
Matthew 26
Online
786 feet away
Versatile
6'1"
180 lb
Toned
Unlock Profile
1 Remaining

Brand Evolution & Community



• Tristan Pineiro
SVP, Brand Marketing & Communications



We are the Gayborhood

The Power of Grindr's Brand


Music

Lil Nas X drops horny, catchy new track about Grindr, sex and PrEP on his SoundCloud

Apr 26 • Written by Chantelle Billson

Share | Save for later | Listen


i am reading all that
@LilNasX

Replying to @Grindr and @PopCrave

as YOU SHOULD !


Got a Tip? | Newsletters | U.S. Edition | VARIETY

Home > Digital > News | Feb 7, 2024 10:13am PT

Grindr Launches Sex-Positive Podcast With 'Drag Race' Star Katya (EXCLUSIVE)

By Matt Donnelly


MAN'S GRINDR GOES OFF ON EUROVISION
TikTok

Brand Awareness in the US


90%

Source: Internal Grindr Survey.

Brand Awareness Globally



60%*

* We have strong, but lower (60%) brand awareness in other key markets like Brazil, Spain and The Philippines.

Source: Inte

Our Brand Marketing Objectives

Build Brand Affinity
Combat the negative

Strategic Expansion
Gayborhood

Deep Understanding
Product value

AMEX

Coke

airbnb

Grindr

(shorthand for gay connection)

Going deeper on our audience


Discreet Connectors
Dating app spend: $
Casual Dating • Exploration
Age: 40+


Romantics
Dating app spend: $
Casual Dating
Age: 18-25

Going Deeper On Our Audience




Romantics
Dating app spend: $
Casual Dating
Age: 18-25


Casual Connectors
Dating app spend: $$
Casual Dating • Travel
Age: 35-55

Going Deeper On Our Audience




Casual Connectors
Dating app spend: $$
Casual Dating • Travel
Age: 35-55


Social Users
Dating app spend: $$$
Casual Dating • Community • Travel
Age: 18-35

Going Deeper On Our Audience




Social Users
Dating app spend: $$$
Casual Dating • Community • Travel
Age: 18-35


Settling Down
Dating app spend: $$
Casual Dating • Make Friends • Travel
Age: 35+

Going Deeper On Our Audience




Settling Down
Dating app spend: $$
Casual Dating • Make Friends • Travel
Age: 35+


Proud Connectors
Dating app spend: $$$
Casual Dating • Community • Travel
Age: 25-55

Going Deeper On Our Audience




Proud Connectors
Dating app spend: $$$
Casual Dating • Community • Travel
Age: 25-55

Use Cases Far Beyond Casual Dating


Community / Friendship


Networking


Identity Exploration


Travel & Discovery


Entertainment & Culture


Personal Wellness

A Tailored Strategy For Our Needs


Grindr
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the world's largest app for gay, bi, trans, and queer people (18+)
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Grindr
@Grindr
the world's largest app for gay, bi, trans, and queer people
for help with tech/support questions, contact us at grindr.me/help
Mobile Application
Los Angeles, CA
grindr.com
Joined April 2009
879 Following 342.3K Followers
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GRINDR RIDES AMERICA The Great American Roadtrip (but make it gay)
We're stopping at ten cities across America this Pride Szn to help our users up their Grindr game with that all-important grid staple: THE PE
PROFILE PIC

Driving Positive Storylines

BUSINESS INSIDER

TECH

Grindr has a reputation for its hookup culture, but the company says a quarter of its users are there to network. The CEO says he even hired people through the app.

Lloyd Lee and Sebastian Cahill

Forbes

FORBES > BUSINESS > HOLLYWOOD & ENTERTAINMENT

Katya Zamolodchikova Talks Sex And New Season Of Grindr Podcast

CNN Business

Grindr partners with free HIV test program

yahoo!finance

Grindr CEO talks plans to use AI to expand use cases

USA TODAY

TRAVEL

Traveling like a local for Pride: Grindr tips will help you make the most of 10 US cities

Zach Wichter
USA TODAY

AXIOS

Exclusive: Grindr plans to offer a pocket "gayborhood"

AdAge

GRINDR TO EMBARK ON ROAD TOUR ACROSS AMERICA FOR PRIDE MONTH



#MetOnGrindr


Grindr
Rides America
TOUR

66
BUSSY

Qcare+
@getqcareplus
PrEP for PRIDE
PrEP plus
DOXY-PEP
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Grindr

Qcare
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FREE ONLINE PREP

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Grindr

THE FUTURE OF OUR BRAND

The strength, authenticity and global fame of the Grindr brand is what gives us the invitation to become the global Gayborhood.

Financial Overview



Vanna Krantz CFO

INVESTOR DAY JUNE 26, 2024 NEW YORK CITY

Durable & Scalable Financial Framework

Early In Our Monetization Journey

- Product roadmap
- Payer growth
- Advertising

+

Industry Leading Profitability

- Cost structure
- Marketing spend
- EBITDA margin

=

Durable Growth & Cash Generation

- Strong profitability
- Cash conversion
- Value creation

Unique Business Model Drives Grindr's Opportunity[1]

13.7 M AVG. MONTHLY ACTIVE USERS

Global growth supported by brand awareness and social tailwinds

60 + MINUTES / DAY ENGAGEMENT

Highly engaged audience invites further monetization

$ 21.25 MONTHLY ARPPU

Affluent demographic with capability to pay

1 M AVERAGE PAYING USERS

Roadmap provides opportunities to drive further payer growth

42 % ADJ. EBITDA MARGIN

High profitability enabled by global product-market fit

1. Average monthly active users, ARPPU, and average paying users as of Q1'24; Adj. EBITDA margin as of FY ending 2023. See non-GAAP reconciliations.

Building a Track Record

Solid execution in early stages of monetization journey



Revenue ($mil)
Direct
Indirect
80
60
40
20
0
$54
$10
$45
$56
$8
$48
$62
$8
$54
$70
$9
$61
$72
$10
$62
$75
$11
$64
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24



Adjusted EBITDA ($mil) 1
Adjusted EBITDA
Adjusted EBITDA Margin
35
30
25
20
15
10
5
0
$20
36%
$22
39%
$27
44%
$33
46%
$29
40%
$32
42%
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24

1. See non-GAAP reconciliations.

Note: Charts are illustrative and not to scale.

Financial Priorities

1. Maintain industry-leading growth and profitability
2. Deliver on product roadmap
3. Invest prudently toward Gayborhood opportunity
4. Optimize capital structure
5. Execute on capital allocation framework

Core Outlook: 2023 - 2027

Revenue outlook does not include contributions from expansion opportunities

Revenue [1]

New products, global payer growth, advertising


~$600M
20-25%
$260M
2023
2027

Adjusted EBITDA [2]

Maintaining strong profitability while investing for longer-term growth


~$245M
21-23%
$110M
39-42%
margin
42%
margin
2023
2027

1. $600M in 2027 revenue equates to 23% 2023-2027 CAGR; 2. $245M in 2027 EBITDA equates to 41% margin (from $600M in revenue) and 22% 2023-2027 CAGR. See non-GAAP reconciliations.

Note: Charts are illustrative and not to scale.

Core Revenue Build



Grindr Revenue (Actuals)
Add-ons
Subscriptions
Advertising
2024-2027 Guidance
Roadmap shared today
Existing business products
Advertising
MONTHLY DIRECT REVENUE
Boost
XTRA 1WK
~23% CAGR
~$600M
Direct Revenue
~30% of direct revenue driven by roadmap shared today
~70% of direct revenue consists of existing product growth
Advertising remains ~14% of total revenue
2022
2023
2024
2025
2026
2027

1. $600M in 2027 revenue equates to 23% 2023-2027 CAGR.
Note: Chart is illustrative and not to scale.

Our Global Growth Opportunity is Significant[1]

Financial Impact from International focus is upside



Average Monthly Active Users
10.2M
73%
27%
Q1 '21
13.7M
76%
24%
Q1 '24



Average Paying Users
550K
50%
50%
Q1 '21
1,010K
56%
44%
Q1 '24

International Domestic

1. Domestic (including North America). International (excluding North America).
Note: Charts are illustrative and not to scale.

Three Key Levers to Drive Advertising Growth

Loyal, highly engaged audience provides a strong foundation from which to build

Leverage technology to modernize formats and improve ad quality

Develop targeted offers to increase the scope of advertisers

Build TPA partnerships to unlock global market opportunity

Prudent Investment Supports Growth Targets

% OF REVENUE	2023 ACTUAL [1]	2027 GUIDANCE	COMMENTARY
Revenue	100%	100%	
(-) COGS	26%	27%	Increased cloud and data costs at scale
(-) OPEX	43%	41-44%	Product roadmap execution, focused brand spend, infrastructure scaling and initial Gayborhood investment
(+) Add-Backs	11%	10%	Normalized
Adjusted EBITDA	**42%**	**39-42%**	**Balancing near and long-term product investment while maintaining strong profitability**

1. Fiscal year 2023. Add-backs is primarily stock-based compensation expense, in addition to litigation, severance, and other costs. See Non-GAAP reconciliations.

Capital Allocation Approach

$180+ million in annual operating cash flow by 2027 [1]

Growth

- Reinvest in growth initiatives, with emphasis on organic opportunities
- Drive 70%+ free cash flow conversion by 2025 [2]

Balance Sheet Optimization

- Continue servicing debt
- Evaluate optimal capital structure to support business

Capital Returns

- Capital return to shareholders will be a combination of dividends and share buybacks based on market conditions

1. $180+ million in operating cash flow is equivalent to 75% free cash flow conversion on ~$245M in adjusted EBITDA; 2. Defined as (operating cash flow – CAPEX) / adjusted EBITDA. See Legal Disclosure - Non-GAAP Financial Measures.

Durable & Scalable Financial Framework

Early In Our Monetization Journey

- Product roadmap
- Payer growth
- Advertising

+

Industry Leading Profitability

- Cost structure
- Marketing spend
- EBITDA margin

=

Durable Growth & Cash Generation

- Strong profitability
- Cash conversion
- Value creation

Appendix: Non-GAAP Reconciliations and Certain Financial Measures

Consolidated Statements of Operations and Comprehensive (Loss) Income

Quarterly, Unaudited ($ in Thousands)

	Three Months Ended					
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenue	$ 75,345	$ 72,086	$ 70,258	$ 61,538	$ 55,809	$ 54,528
Operating costs and expenses						
Cost of revenue (exclusive of depreciation and amortization shown separately below)	19,620	18,290	18,243	16,110	14,815	14,522
Selling, general and administrative expense	26,609	27,894	16,420	17,158	18,945	21,358
Product development expense	5,741	4,351	13,270	6,200	5,506	5,919
Depreciation and amortization	4,119	5,196	5,753	8,140	7,952	10,290
Total operating expenses	56,089	55,731	53,686	47,608	47,218	52,089
Income from operations	19,256	16,355	16,572	13,930	8,591	2,439
Other income (expense)						
Interest expense, net	(7,185)	(10,312)	(11,985)	(12,917)	(10,793)	(20,540)
Other (expense) income, net	(117)	183	(390)	169	123	(2,470)
Loss on extinguishment of debt	—	(11,582)	—	—	—	—
Change in fair value of warrant liability	(18,680)	(38,108)	(3,362)	7,098	(15,317)	21,295
Total other expense, net	(25,982)	(59,819)	(15,737)	(5,650)	(25,987)	(1,715)
Net (loss) income before income tax	(6,726)	(43,464)	835	8,280	(17,396)	724
Income tax provision (benefit)	2,680	1,299	1,272	(14,051)	15,503	(4,586)
Net (loss) income and comprehensive (loss) income	$ (9,406)	$ (44,763)	$ (437)	$ 22,331	$ (32,899)	$ 5,310

Consolidated Statements of Operations and Comprehensive (Loss) Income

Annually, Audited ($ in Thousands)

	Year ended December 31, 2023	2022	2021
Revenue	$ 259,691	$ 195,015	$ 145,833
Operating costs and expenses			
Cost of revenue (exclusive of depreciation and amortization shown separately below)	67,458	51,280	37,358
Selling, general and administrative expense	80,417	75,295	30,618
Product development expense	29,327	17,900	10,913
Depreciation and amortization	27,041	37,505	43,234
Total operating expenses	204,243	181,980	122,123
Income from operations	55,448	13,035	23,710
Other income (expense)			
Interest expense, net	(46,007)	(31,538)	(18,698)
Other income (expense), net	85	(2,799)	1,288
Loss on extinguishment of debt	(11,582)	—	—
Change in fair value of warrant liability	(49,689)	21,295	—
Total other expense, net	(107,193)	(13,042)	(17,410)
Net (loss) income before income tax	(51,745)	(7)	6,300
Income tax provision (benefit)	4,023	(859)	1,236
Net (loss) income and comprehensive (loss) income	$ (55,768)	$ 852	$ 5,064

Adjusted EBITDA

Quarterly ($ in Thousands)

	Three Months Ended					
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Reconciliation of net (loss) income to Adjusted EBITDA						
Net (loss) income	$ (9,406)	$ (44,763)	$ (437)	$ 22,331	$ (32,899)	$ 5,310
Interest expense, net (1)	7,185	10,312	11,985	12,917	10,793	20,540
Income tax provision (benefit)	2,680	1,299	1,272	(14,051)	15,503	(4,586)
Depreciation and amortization	4,119	5,196	5,753	8,140	7,952	10,290
Transaction-related costs (2)	—	—	—	—	—	4,288
Litigation-related costs (3)	422	426	414	288	1,211	201
Stock-based compensation expense	7,869	5,230	3,648	3,605	3,341	5,233
Severance expenses (4)	58	1,278	6,744	657	676	(552)
Management fees (5)	—	—	(97)	—	—	100
Change in fair value of warrant liability (6)	18,680	38,108	3,362	(7,098)	15,317	(21,295)
Loss on extinguishment of debt	—	11,582	—	—	—	—
Others (7)	—	6	(43)	95	105	—
Adjusted EBITDA	$ 31,607	$ 28,674	$ 32,601	$ 26,884	$ 21,999	$ 19,529
Revenue	$ 75,345	$ 72,086	$ 70,258	$ 61,538	$ 55,809	$ 54,528
Net (loss) income margin	(12.5)%	(62.1)%	(0.6)%	36.3 %	(58.9)%	9.7 %
Adjusted EBITDA Margin	41.9 %	39.8 %	46.4 %	43.7 %	39.4 %	35.8 %

(1) Interest expense, net for the three months ended December 31, 2022 included the interest expense recognized with the settlement of the deferred payment owed to Kunlun Group Holdings Limited in 2022 that resulted in $11.9 million of interest expense.

(2) Transaction-related costs consist of legal, tax, accounting, consulting, and other professional fees related to our business combination which closed on November 18, 2022.

(3) Litigation-related costs primarily represent external legal fees associated with outstanding litigation or regulatory matters, including fees incurred in connection with the potential Norwegian Data Protection Authority fine and CWA unionization.

(4) Severance expenses related to severance incurred for employees who elected not to relocate or participate in our hybrid working model involving a multi-phase return-to-office plan and other severance arrangements.

(5) Management fees represent administrative costs associated with San Vicente Holdings LLC's ("SVE") administrative role in managing financial relationships and providing directive on strategic and operational decisions, which ceased to continue after our business combination which closed on November 18, 2022. In September 2023, certain management fees previously accrued were forgiven.

(6) Change in fair value of warrant liability relates to our warrants that were remeasured as of each reporting period.

(7) Other represents other costs that are unrelated to Grindr's core ongoing business operations.

Adjusted EBITDA

Annually ($ in Thousands)

	Year ended December 31, 2023	2022	2021
Reconciliation of net (loss) income to Adjusted EBITDA			
Net (loss) income	$ (55,768)	$ 852	$ 5,064
Interest expense, net [(1)]	46,007	31,538	18,698
Income tax provision (benefit)	4,023	(859)	1,236
Depreciation and amortization	27,041	37,505	43,234
Transaction-related costs [(2)]	—	6,499	3,854
Litigation-related costs [(3)]	2,339	1,722	1,913
Stock-based compensation expense	15,824	28,586	2,485
Severance expenses [(4)]	9,355	—	—
Management fees [(5)]	(97)	644	728
Change in fair value of warrant liability [(6)]	49,689	(21,295)	—
Loss on extinguishment of debt	11,582	—	—
Purchase accounting adjustment	—	—	900
Others [(7)]	163	—	(1,058)
Adjusted EBITDA	$ 110,158	$ 85,192	$ 77,054
Revenue	$ 259,691	$ 195,015	$ 145,833
Net (loss) income margin	(21.5)%	0.4 %	3.5 %
Adjusted EBITDA Margin	42.4 %	43.7 %	52.8 %

(1) Interest expense, net for the year ended December 31, 2022 included the interest expense recognized with the settlement of the deferred payment owed to Kunlun Group Holdings Limited in 2022 that resulted in $11.9 million of interest expense.

(2) Transaction-related costs consist of legal, tax, accounting, consulting, and other professional fees related to our business combination which closed on November 18, 2022.

(3) Litigation-related costs primarily represent external legal fees associated with outstanding litigation or regulatory matters, including fees incurred in connection with the potential Norwegian Data Protection Authority fine and CWA unionization.

(4) Severance expenses related to severance incurred for employees who elected not to relocate or participate in our hybrid working model involving a multi-phase return-to-office plan and other severance arrangements.

(5) Management fees represent administrative costs associated with San Vicente Holdings LLC's ("SVE") administrative role in managing financial relationships and providing directive on strategic and operational decisions, which ceased to continue after our business combination which closed on November 18, 2022. In September 2023, certain management fees previously accrued were forgiven.

(6) Change in fair value of warrant liability relates to our warrants that were remeasured as of each reporting period.

(7) Other represents other costs that are unrelated to Grindr's core ongoing business operations.

Cash Flows Summary

Quarterly ($ in Thousands)

	Three months ended					
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net cash provided by (used in):						
Operating activities	$ 20,449	$ 13,031	$ 8,333	$ 6,282	$ 8,501	$ 13,850
Investing activities	(1,148)	(741)	(914)	(1,082)	(1,493)	(1,812)
Financing activities	(26,146)	(14,632)	(9,992)	(6,516)	18,104	(30,549)
Net change in cash and cash equivalents	$ (6,845)	$ (2,342)	$ (2,573)	$ (1,316)	$ 25,112	$ (18,511)
Free cash flow (1)	$ 19,301	$ 12,290	$ 7,419	$ 5,200	$ 7,008	$ 12,038
Free cash flow conversion (2)	61.1 %	42.9 %	22.8 %	19.3 %	31.9 %	61.6 %

(1) We define free cash flow as net cash provided by operating activities less capital expenditures.
(2) Free cash flow conversion is calculated by dividing free cash flow by Adjusted EBITDA.

Cash Flows Summary

Annually ($ in Thousands)

	Year ended December 31, 2023	2022	2021
Net cash provided by (used in):			
Operating activities	$ 36,147	$ 50,644	$ 34,430
Investing activities	(4,230)	(5,585)	(3,797)
Financing activities	(13,036)	(52,112)	(56,249)
Net change in cash and cash equivalents	$ 18,881	$ (7,053)	$ (25,616)
Free cash flow [1]	$ 31,917	$ 45,059	$ 30,633
Free cash flow conversion [2]	29.0 %	52.9 %	39.8 %

(1) We define free cash flow as net cash provided by operating activities less capital expenditures.
(2) Free cash flow conversion is calculated by dividing free cash flow by Adjusted EBITDA.

Definitions

Paying Users – A Paying User is a user that has purchased or renewed a Grindr subscription and/or purchased a premium add-on on the Grindr platform. We calculate Average Paying Users by adding up the number of Paying Users in each day and then dividing that number by the number of days in the relevant measurement period. A Paying User who is both a subscriber and an add-on purchaser in the same day will be counted as one Average Paying User. Duplicate Paying Users may exist if the same individual holds more than one Grindr subscription during the same period. Average Paying Users is a primary metric that we use to judge the health of our business and our ability to convert users to purchasers of our premium features. We are focused on building new products and services and improving on existing products and services, as well as launching new pricing tiers and subscription plans, to drive payer conversion.

ARPPU – We calculate ARPPU based on Direct Revenue in any measurement period, divided by Average Paying Users in such a period divided by the number of months in the period.

Monthly Active Users (MAUs) – A MAU is a unique device that demonstrates activity on the Grindr platform. An activity on the platform is defined as opening the app, chatting with another user, or viewing the cascade of other users. We also exclude devices where all linked profiles have been banned for spam. We calculate Average MAUs as a monthly average, by counting the total number of MAUs in each month and then dividing by the number of months in the relevant period. We use Average MAUs to measure the number of active users on our platform on a monthly basis and to understand the pool of users we can potentially convert to Paying Users.

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